UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2018

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Louisiana, Suite 3500, Houston, Texas 77002

(Address of principal executive offices)

(210) 998-4035

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Second Amendment to Sale Agreement

On September 24, 2018, Camber Energy, Inc. (the “Company”, “we” and “us”) and N&B Energy LLC, which entity is affiliated with Richard N. Azar, II, our former Chief Executive Officer and former director, and Donnie B. Seay, our former director (“N&B Energy”), and CE Operating, LLC, our wholly-owned subsidiary (“CE Operating”), entered into a Second Amendment to Asset Purchase Agreement (the “Second Amendment”), which amended the terms of the July 12, 2018 Asset Purchase Agreement, entered into by the Company, as seller, and N&B Energy, as purchaser (such Asset Purchase Agreement, as previously amended by the First Amendment dated August 3, 2018, the “Sale Agreement”). Pursuant to the Sale Agreement and the terms and conditions thereof, we agreed to sell to N&B Energy, a substantial portion of our assets, including all of the assets we acquired pursuant to the terms of our December 31, 2015 Asset Purchase Agreement with Segundo Resources, LLC (“Segundo”), which is owned and controlled by Mr. Azar, and other sellers, and certain other more recent acquisitions, other than a production payment and certain overriding royalty interests discussed in greater detail in our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 13, 2018 (the “Assets”). We agreed to sell the Assets to N&B Energy in consideration for among other things, N&B Energy agreeing to pay us $100 in cash and agreeing to assume all of our obligations and debt owed to International Bank of Commerce (“IBC Bank”).

Pursuant to the Second Amendment, we, N&B and CE Operating agreed (a) to clarify that all of the representations of the Company made in the Sale Agreement relating to portions of the Assets held in the name of CE Operating shall be deemed made by CE Operating and not the Company and that CE Operating shall be deemed a party to the Sale Agreement, solely in order to make such representations; and (b) to extend the deadline for closing the transactions contemplated by the Sale Agreement to September 26, 2018, or such other date as we and N&B shall agree upon in writing.

We are continuing to move forward with the negotiation of final closing documents associated with the Sale Agreement and the assumption of our IBC debt by N&B in connection therewith and currently contemplate closing the transactions contemplated in connection therewith on or around September 26, 2018, subject to the satisfaction of the conditions to closing set forth in the Sales Agreement.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, a copy of which is attached hereto as Exhibit 2.3, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number	Description of Exhibit
2.1	Asset Purchase Agreement by and Between N&B Energy, LLC, as Purchaser and Camber Energy, Inc., as Seller, dated July 12, 2018 (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by the Company with the Securities and Exchange Commission on July 13, 2018 (File No. 001-32508))
2.2	First Amendment to Asset Purchase Agreement by and Between N&B Energy, LLC, as Purchaser and Camber Energy, Inc., as Seller, dated August 2, 2018 (incorporated by reference to Exhibit 2.2 to the Form 8-K filed by the Company with the Securities and Exchange Commission on August 7, 2018 (File No. 001-32508))
2.3*	Second Amendment to Asset Purchase Agreement by and Between N&B Energy, LLC, as Purchaser, Camber Energy, Inc., as Seller and CE Operating, LLC, dated September 24, 2018

*Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

By:	/s/ Robert Schleizer
Name:	Robert Schleizer
Title:	Chief Financial Officer

Date: September 25, 2018

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1	Asset Purchase Agreement by and Between N&B Energy, LLC, as Purchaser and Camber Energy, Inc., as Seller, dated July 12, 2018 (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by the Company with the Securities and Exchange Commission on July 13, 2018 (File No. 001-32508))
2.2	First Amendment to Asset Purchase Agreement by and Between N&B Energy, LLC, as Purchaser and Camber Energy, Inc., as Seller, dated August 2, 2018 (incorporated by reference to Exhibit 2.2 to the Form 8-K filed by the Company with the Securities and Exchange Commission on August 7, 2018 (File No. 001-32508))
2.3*	Second Amendment to Asset Purchase Agreement by and Between N&B Energy, LLC, as Purchaser, Camber Energy, Inc., as Seller and CE Operating, LLC, dated September 24, 2018

*Filed herewith